UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2018

SPIRIT REALTY CAPITAL, INC.
SPIRIT REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Spirit Realty Capital, Inc.            Emerging growth company ☐
Spirit Realty, L.P.                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         Spirit Realty Captial, Inc.            ☐
Spirit Realty, L.P.                ☐

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a) Pro Forma Financial Information. The unaudited pro forma consolidated balance sheet of Spirit Realty Capital, Inc. dated as of March 31, 2018, unaudited pro forma consolidated statements of operations of Spirit Realty Capital, Inc. for the three months ended March 31, 2018 and for each of the three years ended December 31, 2017, 2016 and 2015, unaudited pro forma consolidated balance sheet of Spirit Realty, L.P. dated as of March 31, 2018, unaudited pro forma consolidated statements of operations of Spirit Realty, L.P. for the three months ended March 31, 2018 and for each of the three years ended December 31, 2017, 2016 and 2015, and the related notes thereto (collectively, the "unaudited pro forma financial information") are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(b) Exhibits.

99.1	Unaudited pro forma financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 6, 2018

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes Executive Vice President, Chief Financial Officer and Treasurer

SPIRIT REALTY, L.P.
By: Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.
By:	/s/ Michael Hughes
Michael Hughes Executive Vice President, Chief Financial Officer and Treasurer